                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          DATE OF REPORT JUNE 30, 1998
               (Date of earliest event reported -- June 15, 1998)


                           REGENT COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)


         DELAWARE               333-46435                       31-1492857
(State of other jurisdiction   (Commission                     (IRS Employer
      of incorporation)        File Number)                  Identification No.)


                          50 EAST RIVERCENTER BOULEVARD
                                    SUITE 180
                            COVINGTON, KENTUCKY 41011
                    (Address of principal executive offices)


                                 (606) 292-0030
              (Registrant's telephone number, including area code)

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT.

         On June 15, 1998, Regent Communications, Inc. (the "Company") acquired control of 31 radio stations located in California, Arizona, Michigan and Ohio through acquisitions of assets or stock for cash or by way of merger transactions. The cash needed for these transactions was provided by bank financing from the Company's senior credit facility with Bank of Montreal, Chicago Branch, General Electric Capital Corporation and Bank One, Indianapolis, NA, and by the proceeds from the sale of shares of the Company's convertible preferred stock, most of which having full voting rights. Additional shares of the Company's convertible preferred stock with full voting rights were issued in the merger transactions.

         Prior to these transactions, approximately 51.5% of the Company's outstanding voting stock was held by Terry S. Jacobs. As a result of these transactions, Mr. Jacobs now holds approximately 5.8% of the outstanding voting stock of the Company. The Company's voting stock is now dispersed among numerous stockholders with no single stockholder holding a majority. The Company's largest single stockholder is Blue Chip Capital Fund II Limited Partnership ("Blue Chip"), which holds 1,702,718 shares of the Series C Convertible Preferred Stock of the Company, representing approximately 23% of the Company's outstanding voting stock. John H. Wyant is a beneficial owner and manager of the general partner of Blue Chip as well as a beneficial owner and manager of the general partner of Miami Valley Venture Fund L.P. ("Miami Valley"), which holds 300,479 shares of the Series C Convertible Preferred Stock of the Company. All of these shares of Series C Convertible Preferred Stock were issued in exchange for shares of common stock of Faircom Inc. in the merger of Faircom Inc. with the Company on June 15, 1998. See Item 2 below. The Faircom Inc. common stock was acquired by Blue Chip and Miami Valley upon conversion prior to the merger of $7,500,000 in principal amount of subordinated notes of Faircom Inc. Together, Blue Chip and Miami Valley hold approximately 27% of the Company's outstanding voting stock.

         The Company's next largest stockholder is Waller-Sutton Media Partners, L.P. ("Waller-Sutton"), which purchased on June 15, 1998 1,000,000 shares of the Series F Convertible Preferred Stock of the Company for $5,000,000 and acquired an additional 400,640 shares of the Series C Convertible Preferred Stock of the Company by having purchased for $1,500,000 certain subordinated notes of Faircom Inc. which were ultimately converted into the Company's Series C Convertible Preferred Stock in the merger of Faircom with the Company. See Item 2 below. Waller-Sutton is managed by Waller-Sutton Management Group, Inc., of which William H. Ingram is Chairman of the Board of Directors. Mr. Ingram holds personally 50,000 shares of the Series F Convertible Preferred Stock of the Company which he acquired on June 15, 1998 at $5.00 per share. These combined holdings of Waller-Sutton and Mr. Ingram constitute approximately 19.5% of the outstanding voting shares of the Company, not including warrants held by Waller-Sutton and Mr. Ingram to purchase a total of 660,000 shares of the Company's common stock for $5.00 per share. The exercise of these warrants could increase Waller-Sutton's and Mr. Ingram's combined voting interest in the Company to approximately 26%. Waller-Sutton and Mr. Ingram have agreed, subject to certain conditions, to purchase an additional 1,050,000 shares of the Series F Convertible Preferred Stock of the Company at $5.00 per share to finance future acquisitions. Should this purchase occur, Waller-Sutton's and Mr.

Ingram's combined voting interest in the Company, assuming exercise of their warrants in full, could increase to approximately 30.7%.

         In conjunction with these transactions, holders of approximately 82% of the outstanding voting stock of the Company entered into a Second Amended and Restated Stockholders' Agreement (the "Stockholders' Agreement") by which the parties to the Stockholders' Agreement agreed to vote all of their shares for the election of a specific group of seven individuals (to be identified from time to time) as the Board of Directors of the Company. Initially, this group will consist of Terry S. Jacobs, William L. Stakelin, Joel M. Fairman, William
H. Ingram, Richard Patterson, R. Glen Mayfield, and John H. Wyant, and the voting agreements contained in the Stockholders' Agreement will assure their election. These voting agreements are to remain in effect until the Company has completed an underwritten public offering of the Company's common stock at not less than $12.00 per share (equitably adjusted for any stock splits, reverse stock splits, or stock dividends) and generating not less than $25,000,000 of gross proceeds to the Company (excluding the effect of any over-allotment option).

         Under the terms of the Stockholders' Agreement, the Company has agreed that, for so long as Waller-Sutton and the other purchasers of the Series F Convertible Preferred Stock of the Company, and their permitted transferees, own 10% or more of the voting stock of the Company, the Company may not take or permit to occur (and the parties to the Stockholders' Agreement will not consent to, authorize or vote for) any of the following events or actions, unless such has been approved in advance, in writing, by Waller-Sutton:

                  (a) any merger or consolidation of the Company with any other entity, and any merger or consolidation of any subsidiary of the Company with any other entity other than the Company or another wholly-owned subsidiary of the Company;

                  (b) the purchase or lease by the Company or any subsidiary thereof of any business or assets, other than the purchase or lease of assets in the ordinary course of business (not to include the purchase or lease of any radio broadcasting station or Federal Communications Commission ("FCC") license), or the execution of any agreement providing for the purchase, lease, construction or management of or in respect of radio broadcasting stations (including time brokerage agreements and local marketing agreements and the like);

                  (c) the sale of any assets of the Company or any subsidiary thereof, or the execution of any agreement in respect thereof (other than the sale of advertising time and excess or obsolete furniture, fixtures or equipment in the ordinary course of business);

                  (d) the issuance or sale of any equity or debt securities of the Company or any subsidiary thereof or any rights to acquire any of such equity or debt securities (including options and warrants) or the issuance or sale of stock appreciation or other "phantom" stock rights, other than permitted issuances pursuant to existing agreements, or the execution of any agreements in respect thereof;

                  (e) the incurrence or assumption of any indebtedness for borrowed money, secured by a lien, or pursuant to guaranties by the Company or any subsidiary thereof, other than indebtedness permitted under the Company's current senior debt facility;

                  (f)      any change of control of the Company;

                  (g) any amendment to the Company's 1998 Management Stock Option Plan or the adoption of any other stock option, stock purchase or restricted stock appreciation right plan;

                  (h) any amendment to the Amended and Restated Certificate of Incorporation or By-Laws of the Company;

                  (i) the execution by the Company or any party to the Stockholders' Agreement of any voting, voting trust, registration rights or stockholders agreements with respect to the Company or any of its shares of capital stock (other than the Stockholders' Agreement and a Registration Rights Agreement of even date therewith); or

                  (j) the execution by the Company of any contract or agreement for the construction or management of radio stations.

         The Stockholders' Agreement also provides for the obligation of the Company to repurchase shares of the Company's convertible preferred stock held by the parties to the Stockholders' Agreement after five years from date of issuance if Waller-Sutton requests that the Company repurchase the Eligible Put Shares (as defined therein) held by Waller-Sutton. In the event the Company should fail to repurchase such shares within the time requirements set forth in the Stockholders' Agreement (from a minimum of six months to as long as one year, depending on the circumstances), Waller-Sutton would have the right under the Stockholders' Agreement to require the election of such additional designees of Waller-Sutton to the Board of Directors of the Company such that, after giving effect thereto, the designees of Waller-Sutton elected to the Board under the terms of the Stockholders' Agreement would constitute a majority of the members of the Board. The exercise of such "put" rights could likely result in a change of control of the Company.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

         On June 15, 1998, the Company consummated the following acquisitions:

         1. The Company acquired all of the outstanding capital stock of Faircom Inc., a Delaware corporation ("Faircom"), which, through its wholly-owned subsidiaries, owns radio stations WFNT(AM) and WCRZ(FM) in Flint, Michigan; WWBN(FM) in Tuscola, Michigan, a community north of Flint; WMAN(AM) and WYHT(FM) in Mansfield, Ohio and WSWR(FM) in Shelby, Ohio, adjoining Mansfield. The acquisition was accomplished by a merger of Faircom with and into Regent Merger Corp., a wholly-owned subsidiary of the Company. The consideration paid to the Faircom stockholders for the Faircom stock was 3,720,796 shares of the Company's Series C Convertible Preferred Stock (stated value $5.00 per share). Options outstanding at the time of the merger for the purchase of shares of Faircom's common stock were converted at the time of the merger into options for the purchase, on equivalent terms, of 274,045 shares of Regent's Series C Convertible Preferred Stock. Upon consummation of the merger, Joel M. Fairman, President of Faircom, became a Vice Chairman and a Director of the Company, and the Company entered into an agreement with Mr. Fairman providing for a two-year employment period and a one-year consulting period, with annual compensation of $190,000, discretionary annual bonuses, discretionary stock option awards, ownership of a term life insurance policy paid for by the Company, an automobile allowance and certain other benefits. John H. Wyant, an affiliate of Faircom's largest stockholder at the time of the merger, became a director of the Company upon consummation of the merger.

         2. The Company acquired all of the outstanding capital stock of The Park Lane Group, a California corporation which, through its wholly-owned subsidiaries, owns radio stations KQMS(AM) and KSHA(FM) in Redding, California; KPPL(FM), KFMF(FM) and KALF(FM) in Chico, California; KVOY(AM) and KTPI(FM) in Palmdale, California; KROY(AM) and KATJ(FM) in Victorville, California; KAAA(AM) and KZZZ(FM) in Kingman, Arizona; KOWL(AM) and KRLT(FM) in Lake Tahoe, California; and KVNA(AM), KVNA(FM) and KZGL(FM) in Flagstaff, Arizona. The purchase price for the stock was $17,467,737, paid in cash to the stockholders of The Park Lane Group. In addition, at the time of the acquisition, the Company entered into a one-year Consulting and Non-Competition Agreement with James H. Levy, the President of The Park Lane Group, providing for the payment of a consulting fee of $200,000 to Mr. Levy.

         3. The Company acquired all of the outstanding capital stock of Alta California Broadcasting, Inc. ("Alta") by virtue of a merger of Alta with and into Regent Acquisition Corp., a wholly-owned subsidiary of the Company. The purchase price for the stock was $2,000,000, paid in the form of $1,000,000 in cash and 200,000 shares of the Company's Series E Convertible Preferred Stock (stated value $5.00 per share). Of the 200,000 shares of Series E Convertible Preferred Stock, 194,750 shares were issued to the seller, Redwood Broadcasting, Inc.(of which 20,000 shares are currently being held in escrow pursuant to an indemnification agreement between the Company and the seller), and 5,250 shares were issued to Miller Capital Corp. as partial payment of commissions due and payable to it by the seller. Prior to the merger, Alta was the owner, operator and licensee of radio station KDRG(FM) in Shingleton, California and, through its subsidiary, Northern California Broadcasting, Inc., KNNN(FM) in Central Valley, California. Prior to the merger, Alta also acquired from Power Surge, Inc., an affiliate of Alta, all of the assets used in the operation of radio stations KRRX(FM) (formerly KARZ(FM)) in Burney, California and KNRO(AM) in Redding, California.

         4. The Company (through Regent Broadcasting of Kingman, Inc., a wholly-owned subsidiary of the Company, and its wholly-owned subsidiary, Regent Licensee of Kingman, Inc.) acquired from Continental Radio Broadcasting, L.L.C. the FCC licenses and related assets used in the operation of radio stations KFLG-AM and KFLG-FM in Bullhead City, Arizona. The purchase price for these assets (other than the accounts receivable) was approximately $3,622,000 in cash. The Company separately acquired the accounts receivable of these stations for an additional cash purchase price of approximately $130,000.

         5. The Company acquired all of the outstanding capital stock of Topaz Broadcasting, Inc. ("Topaz") by virtue of a merger of Topaz with and into Regent Broadcasting of Victorville, Inc., a wholly-owned subsidiary of the Company ("Regent-Victorville"). Immediately following the merger, Regent-Victorville acquired the assets used in the operation of radio station KIXA(FM) in Lucerne Valley, California pursuant to an Asset Purchase Agreement between Topaz and RASA Communications Corp. The consideration paid for the Topaz stock was 242,592 shares of the Company's Series E Convertible Preferred Stock (stated value $5.00 per share).

         6. The Company acquired, through Regent Broadcasting of Victorville, Inc., a wholly-owned subsidiary of the Company, and Regent Licensee of Victorville, Inc., its wholly-owned subsidiary, the FCC licenses and related assets used in the operation of radio stations KIXW(AM) and KZXY(FM) in Apple Valley, California. The purchase price for these stations was $5,995,500 in cash.

         The terms of each of the foregoing acquisitions were arrived at and agreed upon through arms' length negotiations between the parties. The Company intends to continue to use the assets acquired in the foregoing acquisitions in a manner consistent with their use prior to their acquisition by the Company.

         The sources for the cash portion of the consideration paid by the Company in the foregoing transactions, aggregating approximately $53,030,000 (including approximately $4,000,000 of transaction costs) were $34,400,000 borrowed under the Company's Credit Agreement with Bank of Montreal, Chicago Branch, General Electric Capital Corporation and Bank One, Indianapolis, NA ("Credit Agreement"), $18,250,000 in additional equity from the sale of the Company's convertible preferred stock, and approximately $380,000 of Company funds. See Item 5 below.

ITEM 5.    OTHER EVENTS.

         New Debt

         In order to finance the foregoing acquisitions and to provide additional working capital, the Company borrowed $34,400,000 under its Credit Agreement on June 15, 1998.

         Additional Equity Capitalization.

         On June 15, 1998, the Company issued additional equity as follows, the proceeds of which were used to fund the Company's acquisitions completed on that date:

         1. The Company issued to the purchasers set forth below a total of 2,050,000 shares of its Series F Convertible Preferred Stock at a purchase price of $5.00 per share, and in conjunction therewith, issued to such purchasers warrants to purchase a total of 860,000 shares of the Company's Common Stock at $5.00 per share.

                                                  Number of Shares         Number of Warrants
         Name of Purchaser                           Purchased                  Received

         Waller-Sutton Media Partners, L.P.          1,000,000                  650,000
         WPG Corporate Development
           Associates V, L.P.                          562,900                  112,580
         WPG Corporate Development
           Associates (Overseas) V, L.P.                87,100                  17,420
         General Electric Capital Corporation          250,000                  50,000
         River Cities Capital Fund Limited
           Partnership                                 100,000                  20,000
         William H. Ingram                              50,000                  10,000

These purchasers also have committed to purchase, on a pro rata basis, an additional 2,050,000 shares of the Company's Series F Convertible Preferred Stock at $5.00 per share to fund future acquisitions by the Company.

         In addition, Waller-Sutton purchased $1,500,000 of certain Class A and Class B Faircom Subordinated Notes from Blue Chip and Miami Valley, which were converted into shares of Faircom's common stock and then exchanged in the merger of Faircom and Regent Merger Corp. for 400,640 shares of the Company's Series C Convertible Preferred Stock.

         2. General Electric Capital Corporation ("GE Capital") paid $3,900,000 cash to complete its purchase of shares of the Company's Series B Senior Convertible Preferred Stock, pursuant to the terms of its Stock Purchase Agreement and Promissory Note dated December 8, 1997. In addition, the Company issued to GE Capital a warrant to purchase 50,000 shares of the Company's Common Stock at $5.00 per share.

         3. BMO Financial, Inc. paid $3,900,000 cash for 780,000 shares of the Company's Series D Convertible Preferred Stock.

         4. William L. Stakelin, a member of the Company's Board of Directors, as well as its President, Chief Operating Officer and Secretary, purchased 20,000 shares of the Company's Series A Convertible Preferred Stock at a purchase price of $5.00 per share.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Pursuant to generally accepted accounting principles, Faircom Inc. was deemed the "accounting acquirer" in the merger that was consummated on June 15, 1998 between Faircom

Inc. and the Company and, thus, the historical financial statements of Faircom Inc. have become the historical financial statements of the Company. The Form 10-K of Faircom Inc. for the year ended December 31, 1997 and the Form 10-Q of Faircom Inc. for the quarter ended March 31, 1998, including all exhibits thereto, as filed with the Securities and Exchange Commission on March 30, 1998 and May 14, 1998, respectively, are incorporated herein by this reference.

                  The Company is not filing the financial statements required by this Item 7(a) with this initial report. The Company intends to file such financial statements by amendment not later than 60 days after the date that the initial report on Form 8-K must be filed.

           (b)    PROFORMA FINANCIAL INFORMATION.

                  The Company is not filing the pro forma financial information required by this Item 7(b) with this initial report. The Company intends to file such pro forma financial information by amendment not later than 60 days after the date that the initial report on Form 8-K must be filed.

           (c)    EXHIBITS.

           The Exhibit Index following the signature page hereof constitutes a list of all Exhibits filed with or incorporated by reference in this Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               REGENT COMMUNICATIONS, INC.



Date:  June 30, 1998           By: /s/ TERRY S. JACOBS
                                   ------------------------------------
                                   Terry S. Jacobs, Chairman of the Board and
                                   Chief Executive Officer

                                  EXHIBIT INDEX

         The following exhibits are filed, or incorporated by reference where indicated, as part of this Current Report of Form 8-K:

EXHIBIT
NUMBER            EXHIBIT DESCRIPTION

2(a)* Agreement of Merger among Faircom Inc., Regent Merger Corp., Regent Communications, Inc., Blue Chip Capital Fund II Limited Partnership and Miami Valley Venture Fund L.P. dated as of December 5, 1997, as amended (previously filed as Exhibit 2(a) to the Registrant's Form S-4 Registration Statement No. 333-46435 effective May 7, 1998 and incorporated herein by this reference).

                  The following exhibits to the foregoing Agreement of Merger are omitted as not material; the Company will furnish supplementally a copy of any omitted schedule to the Commission upon request:

                           Exhibit          Description
                           -------          -----------
                           1(j)             Faircom Licenses
                           1(k)             Faircom Senior Debt
                           1(x)             Form of Amended and Restated  Certificate  of  Incorporation  of Regent
                                            Communications, Inc.
                           1(bb)            Regent Licenses
                           1(ff)            Regent Subsidiaries
                           4(a)             Certificate of Incorporation of Subsidiary
                           4(b)             By-Laws of Subsidiary
                           10(a)            Form of Regent Option Agreement
                           12B              Rule 145 Letter
                           13(b)(3)         Form of Redemption and Warrant Agreement
                           21(a)            Capital Stock of Faircom Subsidiaries
                           21(b)            Faircom Options
                           21(f)            Faircom Affiliates
                           21(g)            Rights to Acquire Securities (Faircom)
                           21(i)            Title to Faircom Broadcast Assets
                           21(k-1)          Faircom Contracts
                           21(m-1)          Faircom Key Employees
                           21(m-2)          Faircom Accounts and Safe Deposit Boxes
                           21(o)            Faircom Related Transactions
                           21(p)            Faircom Taxes
                           21(q)            Faircom Employee Benefit Plans
                           21(r)            Faircom Compliance with Commission Regulations
                           21(s)            Faircom Tangible Personal Property
                           21(t)            Faircom Real Property
                           21(u)            Faircom Environmental

                           Exhibit          Description
                           -------          -----------
                           21(v)            Faircom Insurance
                           21(bb)           Faircom Litigation
                           21(ee)           Faircom Intellectual Property
                           21(hh)           Certain Changes (Faircom)
                           21(ii)           Faircom Personnel
                           21(kk)           Faircom Outstanding Debt
                           22(a)            Information Regarding Regent Subsidiaries
                           22(f)            Regent Affiliates
                           22(g)            Rights to Acquire Securities (Regent)
                           22(i)            Title to Regent Assets
                           22(k-1)          Regent Contracts
                           22(m-1)          Regent Key Employees
                           22(o)            Regent Related Transactions
                           22(p)            Regent Taxes
                           22(q)            Regent Employee Benefit Plans
                           22(r)            Regent Compliance with Commission Regulations
                           22(s)            Regent Tangible Personal Property
                           22(t)            Regent Real Property
                           22(u)            Regent Environmental
                           22(v)            Regent Insurance
                           22(bb)           Regent Litigation
                           22(dd)           Regent Required Consents
                           22(ee)           Regent Intellectual Property
                           22(hh)           Certain Changes (Regent)
                           22(ii)           Regent Personnel
                           22(kk)           Regent Outstanding Debt
                           22(ll)           Exceptions to Negative Covenants
                           27c)             Form of Opinion of Fulbright & Jaworski L.L.P.
                           28(b)            Form of Opinion of Strauss & Troy
                           34               Form of Employment Agreement

EXHIBIT
NUMBER            EXHIBIT DESCRIPTION



2(b)* Agreement of Merger dated as of December 17, 1997 among Regent Communications, Inc., Regent Broadcasting of Victorville, Inc. and Topaz Broadcasting, Inc. (previously filed as Exhibit 2(b) to the Registrant's Form S-4 Registration Statement No. 333-46435 effective May 7, 1998 and incorporated herein by this reference).

                  The following schedules to the foregoing Agreement of Merger are omitted as not material; the Company will furnish supplementally a copy of any omitted schedule to the Commission upon request:

                           Schedule      Description

                           1(c)(ix)      Excluded Assets
                           1(f)          Attributes of Series E Preferred Stock
                           20(f)         Interests in Other Businesses
                           20(g)         Rights to Acquire Securities
                           20(j)         Financials
                           20(k-1)       Contracts
                           20(k-2)       Trade Agreements
                           20(m-1)       Employees with Annual Compensation over
                                         $20,000
                           20(m-2)       Topaz Bank Accounts
                           20(o)         Debts and Obligations to Stockholder
                           20(p)         Tax Exceptions
                           20(q)         Employee Benefit Plans and Other
                                         Arrangement
                           20(s)         Tangible Personal Property
                           20(t)         Environmental
                           20(u)         Insurance
                           20(v)         Compliance with Law
                           20(z)         Litigation
                           20(cc)        Intellectual Property
                           20(ff)        Employees
                           20(gg)        Debt of Topaz

EXHIBIT
NUMBER            EXHIBIT DESCRIPTION


2(c)* Asset Purchase Agreement dated December 17, 1997 between Regent Broadcasting of Victorville, Inc. and Ruby Broadcasting, Inc. (previously filed as Exhibit 2(c) to the Registrant's Form S-4 Registration Statement No. 333-46435 effective May 7, 1998 and incorporated herein by this reference).

                  The following schedules to the foregoing Asset Purchase Agreement are omitted as not material; the Company will furnish supplementally a copy of any omitted schedule to the Commission upon request:

                           Schedule         Description

                           1.2.9            Miscellaneous Excluded Assets
                           7.4              FCC Licenses and Exceptions
                           7.7              Personal Property

                     Schedule     Description

                     7.8          Leases and Real Property Exceptions
                     7.9          Assumed Contracts
                     7.11         Environmental Matters
                     7.12         Intellectual Property
                     7.13         Financial Statements
                     7.14         Employees
                     7.15         Litigation
                     7.16         Compliance with Law
                     7.17         Employee Benefit Plans and Other Arrangements
                     7.19         Changes Not in the Ordinary Course
                     A            Deposit Escrow Agreement
                     B            Time Brokerage Agreement
                     C            Assignment and Assumption Agreement

EXHIBIT
NUMBER            EXHIBIT DESCRIPTION

2(d)* Asset Purchase Agreement dated December 9, 1997 between Regent Broadcasting of Kingman, Inc. and Continental Radio Broadcasting, L.L.C. (previously filed as Exhibit 2(d) to the Registrant's Form S-4 Registration Statement No. 333-46435 effective May 7, 1998 and incorporated herein by this reference).

                  The following schedules and exhibits to the foregoing Asset Purchase Agreement are omitted as not material; the Company will furnish supplementally a copy of any omitted schedule to the Commission upon request:

                           Schedule         Description

                           1.2.9            Miscellaneous Excluded Assets
                           7.4              Stations Licenses, Etc.
                           7.7              Tangible Personal Property
                           7.8              Real Property
                           7.9 Contracts (including identification of Material Contracts)
                           7.11             Environmental Matters
                           7.12             Intellectual Property
                           7.13             Financial Statements
                           7.14             Personnel Information
                           7.15             Litigation
                           7.16             Compliance With Laws
                           7.17             Employee Benefit Plans

                           Exhibit    Description

                           A          Indemnification Escrow Agreement
                           B          Deposit Escrow Agreement
                           C          Agreement re Allocation of Purchase Price
                           D          Assignment and Assumption Agreement
                           E          Opinion of Seller's Corporate Counsel
                           F          Opinion of Seller's FCC Counsel
                           G          Opinion of Buyer's Counsel

EXHIBIT
NUMBER            EXHIBIT DESCRIPTION


2(e)* Stock Purchase Agreement dated as of June 16, 1997 among Regent Communications, Inc. and the shareholders of The Park Lane Group, as amended (previously filed as Exhibit 2(e) to the Registrant's Form S-4 Registration Statement No. 333-46435 effective May 7, 1998 and incorporated herein by this reference).

                  The following exhibits to the foregoing Stock Purchase Agreement are omitted as not material; the Company will furnish supplementally a copy of any omitted schedule to the Commission upon request:

                           Exhibit    Description

                           A          Deposit Escrow Agreement
                           C          Opinion of Counsel for Sellers
                           D          Form of FCC Opinion
                           E          Opinion of Counsel for Buyer
                           F          Consulting and Non-Competition Agreement
                           G          Time Brokerage Agreement
                           H          Required Consents

2(f)* Agreement of Merger among Alta California Broadcasting, Inc., Regent Acquisition Corp. and Regent Communications, Inc. dated October 10, 1997 (previously filed as Exhibit 2(f) to the Registrant's Form S-4 Registration Statement No. 333-46435 effective May 7, 1998 and incorporated herein by this reference).

                  The following exhibits to the foregoing Agreement of Merger are omitted as not material; the Company will furnish supplementally a copy of any omitted schedule to the Commission upon request:

                           Exhibit    Description

                           1(c)(x)    Exceptions to Broadcast Assets
                           1(d)       Consolidated 1997 Budget Projections
                           1(k)       Licenses
                           20(f)      Affiliates of Alta
                           20(g)      Exceptions to Rights to Acquire Securities
                           20(i)      Exceptions to Title to Broadcast Assets
                           20(k-1)    List of Contracts Relative to the Stations
                           20(k-2)    List of Balances of Trade Accounts
                           20(k-3)    Percentages
                           20(m-1)    Employees exceeding $20,000
                           20(m-2)    Bank Accounts of Alta
                           20(o)      Related Transactions
                           20(p)      Taxes
                           20(q)      Employee Benefit Plans
                           20(x)      Compliance with FCC Regulations
                           20(s)      Personal Property
                           20(t)      Real Property
                           20(u)      Environmental Matters
                           20(v)      Insurance
                           20(bb)     Litigation
                           20(ee)     Intellectual Property
                           20(ii)     Personnel Information
                           20(jj)     Outstanding Debt
                           20(kk)     Certain Negative Convenants

EXHIBIT
NUMBER            EXHIBIT DESCRIPTION


4(a) Amended and Restated Certificate of Incorporation of Regent Communications, Inc.

4(b)*             Amended and Restated By-Laws of Regent Communications, Inc.
                  (previously filed as Exhibit 3(b) to the Registrant's Form S-4 Registration Statement No. 333-46435 effective May 7, 1998 and incorporated herein by this reference).

4(c) Second Amended and Restated Stockholders' Agreement dated as of June 15, 1998 among Regent Communications, Inc., Terry S. Jacobs, William L. Stakelin, Waller-Sutton Media Partners, L.P., William H. Ingram, WGP Corporate Development Associates V, L.P., WGP Corporate Development Associates (Overseas) V, L.P., River Cities Capital Fund Limited Partnership, BMO Financial, Inc., General Electric Capital Corporation, Joel M. Fairman, Miami Valley Venture Fund II Limited Partnership, and Blue Chip Capital Fund II Limited Partnership (excluding exhibits not deemed material or filed separately in executed form).

EXHIBIT
NUMBER            EXHIBIT DESCRIPTION


4(d) Stock Purchase Agreement dated June 15, 1998 among Regent Communications, Inc., Waller-Sutton Media Partners, L.P., WPG Corporate Development Associates V, L.P., WPG Corporate Development Associates (Overseas) V, L.P., General Electric Capital Corporation, River Cites Capital Fund Limited Partnership and William H. Ingram (excluding exhibits not deemed material or filed separately in executed form).

4(e) Registration Rights Agreement dated June 15, 1998 among Regent Communications, Inc., PNC Bank, N.A., Trustee, Waller-Sutton Media Partners, L.P., WPG Corporate Development Associates V, L.P., WPG Corporate Development Associates (Overseas) V, L.P., BMO Financial, Inc., General Electric Capital Corporation, River Cites Capital Fund Limited Partnership, Terry S. Jacobs, William L. Stakelin, William H. Ingram, Blue Chip Capital Fund II Limited Partnership, Miami Valley Venture Fund L.P. and Thomas Gammon (excluding exhibits not deemed material or filed separately in executed form).

4(f) Warrant for the Purchase of 650,000 Shares of Common Stock issued by Regent Communications, Inc. to Waller-Sutton Media Partners, L.P. dated June 15, 1998 (See Note 1 below).

4(g) Warrant for the Purchase of 50,000 Shares of Common Stock issued by Regent Communications, Inc. to General Electric Capital Corporation dated June 15, 1998.

4(h) Agreement to Issue Warrant dated as of June 15, 1998 between Regent Communications, Inc. and General Electric Capital Corporation (excluding exhibits not deemed material or filed separately in executed form).

20(a) Form 10-K of Faircom Inc. for the year ended December 31, 1997, including all exhibits thereto, as filed with the Securities and Exchange Commission on March 30, 1998.

20(b) Form 10-Q of Faircom Inc. for the quarter ended March 31, 1998, including all exhibits thereto, as filed with the Securities and Exchange Commission on May 14, 1998.

20(c) Executive Employment Agreement dated June 15, 1998 between Regent Communications, Inc. and Joel M. Fairman (excluding exhibits not deemed material or filed separately in executed form).

20(d) Consulting and Non-Competition Agreement between Regent Communications, Inc. and James H. Levy.

*Incorporated by reference.

Notes:

1. Six substantially identical Warrants for the purchase of shares of Registrant's common stock were issued as follows:

         Waller-Sutton Media Partners, L.P.                        650,000
         WPG Corporate Development Associates V, L.P.              112,580
         WPG Corporate Development Associates (Overseas) V, L.P.    17,420
         General Electric Capital Corporation                       50,000
         River Cites Capital Fund Limited Partnership               20,000
         William H. Ingram                                          10,000